DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus California Tax Exempt Money Market Fund. For its semi-annual reporting period ended September 30, 1996, your Fund provided an annualized yield of 2.77%. Income dividends exempt from Federal and State of California personal income taxes of approximately $.014 per share were paid to shareholders.* Reinvesting these dividends and calculating the effect of compounding resulted in an annualized effective yield of 2.81%.**
    Data over the past few months have largely continued to show a strong U.S. economy, although there were some signs of softening as September drew to a close. Real Gross Domestic Product (GDP) rose 2.1% in the first quarter of 1996 and 4.8% in the second. Housing sales remained relatively robust, and consumer confidence was high. The big news came on the job front in August, as hourly wages rose by six cents and unemployment dropped to 5.1%, a new low for this business cycle. Signs of a slowdown began to appear in the September job data, which indicated mild declines in nonfarm and manufacturing payrolls, along with modest gains in private sector employment. Summer retail sales figures were also somewhat sluggish, new factory orders dropped in August, and the widely watched Purchasing Managers' Index showed a deceleration in factory activity.
    Nonetheless, it was far from certain that the economy was retrenching. Once again, inconclusive economic evidence - and conflicting statements from Federal Reserve Board ("the Fed") officials - gave rise to the market's favorite pastime: guessing what the Fed would do with short-term interest rates at its next meeting. Many, if not most, market participants believed the Fed would raise rates slightly, perhaps by 1/2 or 1/4 of a percentage point. In fact, the Fed left monetary policy on hold in September, believing the economy would soon slow enough to dampen any inflationary forces that might be building.
    In the money market nationwide, expectations for a Fed interest-rate hike led to somewhat higher yields throughout most of the period. Yields had already been inching up since March, when the first robust employment growth figures of 1996 were announced. More specifically, California, in the third year of a modest economic recovery, breathed a sigh of relief as the Fed held off on its expected boost of short-term interest rates. Such a boost could have hurt the State's economic comeback. California's economy has enjoyed a solid improvement due to the steady creation of new jobs, and is now seeing strong growth in all sectors and all parts of the State. As further evidence of the comeback, California received a ratings upgrade by Standard & Poor's Corporation, citing the State's broad economic recovery from years of recession. Top California finance officials said the upgrade was a major victory for the State.
MARKET ENVIRONMENT/PORTFOLIO ACTIVITY
    If one were to trace the trend in short-term municipal rates over this most recent six-month period, the direction would mirror closely the changes in supply and demand conditions. The six-month cycle reflected: price weakness/higher rates in April as investors tapped their money market funds to pay income taxes, market strength in late June/early July as $9 billion in notes maturities left the market, price weakness and buying opportunities in late July due to inflationary concerns and the added supply of summer financings. These technical influences continue to be the overriding factor affecting municipal money rates.

    These conditions, coupled with policies of the Federal Reserve Board, provide the framework for our investment strategy-both on a day-to-day basis and looking ahead over a one-year horizon. In late April, the short-term market exhibited signs of weakness as a result of redemptions due to tax payments. While this supply/demand imbalance was only temporary, it translated, for a time, into higher yields on short-term securities. During this period, the purchase of attractively yielding California-exempt commercial paper in the 60-to-90-day range allowed us to capture returns similar to those on one-year issues.
    The opportunity for the market to commit to the longer note issues appeared in July and August. We did, to some extent, participate in these offerings which resulted in an extension of your Fund's average maturity to the 70-day range. We will take advantage of any additional buying opportunities that represent an attractive return as we monitor potential Fed activity and any other significant changes in the municipal market. All new investments will continue to meet the high credit quality standards which we require and to provide a significant level of liquidity, commensurate with the needs of your Fund.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
October 15, 1996
New York, N.Y.

*      Some income may be subject to the Federal Alternative Minimum Tax
(AMT) for certain shareholders.
**    Annualized effective yield is based upon dividends declared daily and reinvested monthly.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                   SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                          AMOUNT         VALUE
                                                                                                       _______       _______
CALIFORNIA-97.6%
Alameda County, TRAN 4.50%, 6/30/97.........................................                    $    4,000,000  $   4,015,766
Burbank Redevelopment Agency, MFHR, VRDN
    3.45%, Series A (LOC; Coast Savings and Loan Association) (a,b).........                        10,400,000     10,400,000
State of California:
    Department of Water Resource, Water Revenue, CP
      3.55%, Series 1, 12/19/96
      (LOC: Canadian Imperial Bank of Commerce and Swiss Bank Corp.) (b)....                         6,739,000      6,739,000
    Housing Finance Agency, Mortgage Revenue 4%, Series J, 7/24/97 (Insured; FGIC)                   8,000,000      8,000,000
    RAN 4.50%, Series A, 6/30/97............................................                         6,000,000      6,022,788
California Health Facilities Financing Authority, Revenue, VRDN (Pooled Loan
Program)
    3.70%, Series A (LOC; Rabobank Nederland) (a,b).........................                         5,900,000      5,900,000
California Pollution Control Financing Authority:
    PCR:
      CP Refunding (Pacific Gas and Electric)
          3.60%, Series E, 12/9/96 (LOC; Morgan Guaranty Trust Co.) (b).....                         5,000,000      5,000,000
      VRDN (Wadham Energy) 3.90%, Series C (LOC; Banque Paribas) (a,b)......                         1,500,000      1,500,000
    RRR, VRDN:
      (Delano Project) 3.95% (LOC; ABN-Amro Bank) (a,b).....................                         6,400,000      6,400,000
      Refunding (Ultrapower-Rocklin) 4%, Series A (LOC; Bank of America) (a,b)                       4,000,000      4,000,000
California School Cash Reserve Program Authority, Revenue
    4.75%, Series A, 7/2/97 (Insured; MBIA).................................                         8,000,000      8,048,300
California Statewide Communities Development Authority,
    Apartment Development Revenue, Refunding, VRDN (Subseries A-1)
    3.60% (Corporate Guaranty; FNMA) (a)....................................                         7,000,000      7,000,000
City of Fontana, MFMR, VRDN (Oakcrest Apartments Project)
    3.70%, Series A (Corporate Guaranty; FNMA) (a)..........................                         7,800,000      7,800,000
Garden Grove Housing Authority, MFHR, VRDN (Valley View-Senior Villas
Project)
    3.95%, Series A (LOC; Wells Fargo Bank) (a,b)...........................                         1,200,000      1,200,000
Golden Empire Schools Financing Authority, VRDN, Refunding (Golden Empire
Project)
    3.75%, Series B (LOC: Canadian Imperial Bank of Commerce and
    National Westminster Bank) (a,b)........................................                         5,400,000      5,400,000
Kern County, COP, VRDN (Kern Public Facilities Project)
    3.65%, Series B (LOC; Union Bank of Switzerland) (a,b)..................                         4,555,000      4,555,000
Kings County Housing Authority, MFHR, Refunding, VRDN (Edgewater Isle
Apartments)
    3.75%, Series A (LOC; First Interstate Bank of California) (a,b)........                         3,250,000      3,250,000
City of Los Angeles:
    Multi-Family Revenue, VRDN (Loans To Lender Program)
    3.95%, Series A (LOC; Federal Home Loan Banks) (a,b)....................                         1,500,000      1,500,000
    TRAN 4.50%, 6/19/97.....................................................                         4,000,000      4,014,313

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                        SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                     AMOUNT         VALUE
                                                                                                       _______       _______
CALIFORNIA (CONTINUED)
Los Angeles County, TRAN
    4.50%, Series A, 6/30/97 (LOC: Credit Suisse, Morgan Guaranty Trust Co.,
    Union Bank of Switzerland and West Deutsche Landesbank) (b).............                    $    5,000,000  $   5,023,314
Los Angeles County Metropolitan Transportation Authority, Revenue, CP
    3.55%, 10/9/96 (LOC: ABN-Amro Bank, Banque Nationale de Paribas, Canadian
    Imperial Bank of Commerce and National Westminster Bank) (b)............                         6,200,000      6,200,000
Los Angeles County Public Works Financing Authority, Lease Revenue, Refunding
    4.25%, Series B, 3/1/97 (Insured; MBIA).................................                         3,060,000      3,067,157
Orange County Sanitation District Numbers 1-3, 5-7 and 11, VRDN
    3.65% (BPA; Barclays Bank and Insured; AMBAC) (a).......................                         7,000,000      7,000,000
Petaluma Community Development Commission, Multi-Family Revenue, VRDN
    (Oakmont of Petaluma) 4%, Series A (LOC; Banque Nationale de Paribas) (a,b)                      2,750,000      2,750,000
Riverside County Housing Authority, MFHR, VRDN (Victoria Springs Apartments
Project)
    3.85% (LOC; Bank of America) (a,b)......................................                         6,300,000      6,300,000
Sacramento County, MFHR, VRDN 3.90%, Series C (LOC; Dai-Ichi Kangyo Bank) (a,b)                      8,000,000      8,000,000
Sacramento County Housing Authority, MFHR, VRDN (Stone Creek Apartments
Project)
    3.95%, Series L (LOC; First Interstate Bank of California) (a,b)........                         2,400,000      2,400,000
Sacramento County Sanitation District Finance Authority, Revenue 5%, 12/1/96                         2,875,000      2,881,531
Sacramento Municipal Utilities District, Electric Revenue, VRDN
    3.55%, Series 1 (LOC; Bayerische Landesbank) (a,b)......................                         5,000,000      5,000,000
San Diego County Water Authority, Regional Transportation Commission, Revenue
    4%, Series A, 4/1/97 (Insured; FGIC)....................................                         2,700,000      2,706,517
San Diego Housing Authority, MFHR, VRDN (Nobel Court)
    3.70% (LOC; Citibank) (a,b).............................................                         3,885,000      3,885,000
San Diego Water Authority, CP:
    3.50%, 10/9/96 (LOC; Bayerishe Landesbank) (b)..........................                         4,000,000      4,000,000
    3.60%, Series 1, 11/12/96 (LOC; Bayerishe Landesbank) (b)...............                         3,600,000      3,600,000
City and County of San Francisco Redevelopment Agency, Multi-Family Revenue,
VRDN
    (Bayside Village Project)
    3.575%, Series D (LOC; Industrial Bank of Japan) (a,b)..................                         8,600,000      8,600,000
City of San Jose, MFHR, VRDN (Fox Chase) 3.65%, Series B (Insured; FGIC) (a)                         7,600,000      7,600,000
Simi Valley, MFHR, Refunding, VRDN (Creekside Village)
    3.55%, Series A (LOC; Bank of America) (a,b)............................                         4,800,000      4,800,000
South Coast Local Educational Agency, TRAN 4.75%, 6/30/97...................                         3,000,000      3,014,589
Southern California Public Power Authority, Transmission Project Revenue,
Refunding
    VRDN (Southern Transmission)
    3.70% (Insured; AMBAC and LOC; Swiss Bank Corp.) (a,b)..................                         9,800,000      9,800,000
Vista, MFHR, Refunding, VRDN 3.75%, Series A (LOC; Swiss Bank Corp.) (a,b)..                         2,600,000      2,600,000

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                            SEPTEMBER 30, 1996 (UNAUDITED)
                                                                                                     PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT          VALUE
                                                                                                       _______       _______
U.S. RELATED-2.4%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control
    Facilities Financing Authority, Higher Education Revenue, VRDN
    (Anna G. Mendez University Systems Project)
    4% (LOC; Banco Popular) (a,b)...........................................                    $    5,000,000  $   5,000,000
                                                                                                                      _______
TOTAL INVESTMENTS (cost $204,973,275).......................................                                     $204,973,275
                                                                                                                      =======

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
BPA           Bond Purchase Agreement                            MFMR    Multi-Family Mortgage Revenue
COP           Certificate of Participation                       PCR     Pollution Control Revenue
CP            Commercial Paper                                   RAN     Revenue Anticipation Notes
FGIC          Financial Guaranty Insurance Company               RRR     Resources Recovery Revenue
FNMA          Federal National Mortgage Association              TRAN    Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation

SUMMARY OF COMBINED RATINGS
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S           PERCENTAGE OF VALUE
_____                              _____                          __________                     ____________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              92.7%
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         7.3
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At September 30, 1996, 62.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) At September 30, 1996, the Fund had $86,085,000 (40.4% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.



See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                 SEPTEMBER 30, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                         $204,973,275
    Cash....................................................................                                            6,931,139
    Interest receivable.....................................................                                            1,095,400
    Prepaid expenses........................................................                                                  879
                                                                                                                          _______
                                                                                                                      213,000,693
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                         $  73,473
    Accrued expenses........................................................                            35,516            108,989
                                                                                                         _____            _______
NET ASSETS..................................................................                                         $212,891,704
                                                                                                                          =======
REPRESENTED BY:
    Paid-in capital.........................................................                                         $213,082,670
    Accumulated net realized (loss) on investments..........................                                             (190,966)
                                                                                                                          _______
NET ASSETS at value applicable to 213,082,670 shares outstanding
    (unlimited number of $.01 par value shares of Beneficial
    Interest authorized)....................................................                                         $212,891,704
                                                                                                                          =======
NET ASSET VALUE, offering and redemption price per share
    ($212,891,704 / 213,082,670 shares).....................................                                                $1.00
                                                                                                                          =======
STATEMENT OF OPERATIONS                                                       SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNUAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $    4,030,799
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $591,039
      Shareholder servicing costs-Note 2(b).................................                       114,309
      Trustees' fees and expenses-Note 2(c).................................                        15,155
      Custodian fees........................................................                        12,949
      Registration fees.....................................................                         7,053
      Prospectus and shareholders' reports..................................                         6,362
      Professional fees.....................................................                         1,642
      Miscellaneous.........................................................                         6,580
                                                                                                     _____
          TOTAL EXPENSES....................................................                                              755,089
                                                                                                                          _______
INVESTMENT INCOME-NET.......................................................                                            3,275,710
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                              (15,344)
                                                                                                                          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $    3,260,366
                                                                                                                          =======


See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED    SIX MONTHS ENDED
                                                                                               MARCH 31,  SEPTEMBER 30, 1996
                                                                                                 1996          (UNAUDITED)
                                                                                                 ________       ___________
OPERATIONS:
    Investment income-net................................................                 $     8,097,042   $     3,275,710
    Net realized (loss) on investments...................................                          (9,381)          (15,344)
                                                                                                 ________          ________
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                       8,087,661         3,260,366
                                                                                                 ________          ________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net................................................                      (8,097,042)       (3,275,710)
                                                                                                 ________          ________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold........................................                     503,720,818       242,018,464
    Dividends reinvested.................................................                       4,960,945         2,041,926
    Cost of shares redeemed..............................................                    (537,451,138)     (284,138,155)
                                                                                                 ________          ________
      (DECREASE) IN NET ASSETS FROM  BENEFICIAL INTEREST TRANSACTIONS....                     (28,769,375)      (40,077,765)
                                                                                                 ________          ________
          TOTAL (DECREASE) IN NET ASSETS.................................                     (28,778,756)      (40,093,109)
NET ASSETS:
    Beginning of period..................................................                     281,763,569       252,984,813
                                                                                                 ________          ________
    End of period........................................................                   $ 252,984,813     $ 212,891,704
                                                                                                 ========          ========



See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                           SIX MONTHS ENDED
                                                                     YEAR ENDED MARCH 31,                 SEPTEMBER 30, 1996
                                                    __________________________________________________
PER SHARE DATA:                                       1992      1993      1994      1995      1996           (UNAUDITED)
                                                       ___       ___       ___       ___       ___              ______
    Net asset value, beginning of period.           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00              $ 1.00
                                                       ___       ___       ___       ___       ___                 ___
    INVESTMENT OPERATIONS;
    Investment income-net................             .035      .024      .019      .026      .030                .014
                                                       ___       ___       ___       ___       ___                 ___
    DISTRIBUTIONS;
    Dividends from investment income-net.            (.035)    (.024)    (.019)    (.026)    (.030)              (.014)
                                                       ___       ___       ___       ___       ___                 ___
    Net asset value, end of period.......           $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00              $ 1.00
                                                       ===       ===       ===       ===       ===                 ===
TOTAL INVESTMENT RETURN..................             3.58%     2.38%     1.94%     2.60%     3.07%               2.79%*
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets    .       .66%      .65%      .65%      .64%      .64%                .64%*
    Ratio of net investment income to
      average net assets.................             3.53%     2.34%     1.92%     2.56%     3.03%               2.77%*
    Net Assets, end of period (000's Omitted)     $322,255  $316,344  $319,627  $281,764  $252,985            $212,892
    *Annualized.



See independent accountants' review report and notes to financial statements.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus California Tax Exempt Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $174,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 1996. If not applied, $44,000 of the carryover expires in fiscal 1998, $7,000 expires in fiscal 1999, $65,000 expires in fiscal 2000, $21,000 expires in fiscal 2002, $27,000 expires in fiscal 2003 and $10,000 expires in fiscal 2004.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    At September 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1-1\2% of the value of the Fund's average daily net assets for any full fiscal year, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the six months ended September 30, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended September 30, 1996, the Fund was charged an aggregate of $75,905 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $32,064 during the six months ended September 30, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS CALIFORNIA TAX EXEMPT MONEY MARKET FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of September 30, 1996, and the related statements of operations and the changes in net assets and financial highlights for the six month period ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended March 31, 1996 and financial highlights for each of the five years in the period ended March 31, 1996 and in our report dated April 30, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst and Young LLP signature logo]

New York, New York
November 1, 1996


[Dreyfus lion "d" logo]
DREYFUS CALIFORNIA TAX EXEMPT
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            357SA969
[Dreyfus logo]
California
Tax Exempt
Money Market Fund
Semi-Annual
Report
September 30, 1996